Exhibit 99.1

Transocean Ltd. (NYSE: RIG), (SIX: RIGN)

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Status Report

Updated: January 16, 2012

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned *

											Dayrate on		Dayrate on
			Yr. (1)	Water	Drilling			Estimated			Current		Previous
	Floater		Entered	Depth	Depth			Contract	Estimated		Contract (3)		Contract (3)		Estimated Out of Service Days (4)
Rig Type/Name (32)	Type		Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Expiration Date (2)		(Dollars)		(Dollars)		Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012

Rigs Under Construction (6)

DSME 12000 Drillship TBN1	ship	*	TBA	12,000	40,000	See Footnote 25	See Footnote 25	See Footnote 25	See Footnote 25		See Footnote 25		N/A		—	—	—	—	—
DSME 12000 Drillship TBN2	ship	*	TBA	12,000	40,000	See Footnote 25	See Footnote 25	See Footnote 25	See Footnote 25		See Footnote 25		N/A		—	—	—	—	—
Transocean Siam Driller			TBA	350	35,000	Thailand	Chevron	See Footnote 11	See Footnote 11		See Footnote 11		N/A		—	—	—	—	—
Transocean Andaman			TBA	350	35,000	Thailand	Chevron	See Footnote 12	See Footnote 12		See Footnote 12		N/A		—	—	—	—	—
Transocean Ao Thai			TBA	350	35,000	Thailand	Chevron	See Footnote 24	See Footnote 24		See Footnote 24		N/A		—	—	—	—	—
Transocean Honor			TBA	400	30,000	Angola	Chevron	See Footnote 13	See Footnote 13		See Footnote 13		N/A		—	—	—	—	—

High Specification Floaters:
Ultra-Deepwater (27)

Discoverer Americas (6)	ship	*	2009	12,000	40,000	USGOM	Statoil	Mar-11	Apr-14		505,000		486,000		—	—	10	—	—
Deepwater Champion (6)	ship	*	2011	12,000	40,000	Romania/Black Sea	ExxonMobil	Dec-11	Feb-12		655,000		690,000		—	—	—	—	—
						See Footnote 31	ExxonMobil	Mar-12	May-12		See Footnote 31		655,000
						USGOM	ExxonMobil	Jun-12	Sep-15		640,000		See Footnote 31
Discoverer Clear Leader (6), (14)	ship	*	2009	12,000	40,000	USGOM	Chevron	Sep-10	Aug-14		504,000		503,000		—	—	—	—	—
Discoverer Inspiration (6)	ship	*	2010	12,000	40,000	USGOM	Chevron	Sep-10	Mar-15		506,000		494,000		—	—	—	10	—
Dhirubhai Deepwater KG1(15)	ship	*	2009	12,000	35,000	India	Reliance	Aug-09	Jul-14		510,000		N/A		—	11	—	—	—
Dhirubhai Deepwater KG2 (15)	ship	*	2010	12,000	35,000	India	Reliance	Jan-12	Mar-15		510,000		558,000		—	—	—	—	—
Discoverer India (16)	ship	*	2010	12,000	40,000	USGOM	Reliance	Aug-11	Feb-13	(22)	508,000		508,000		—	—	—	—	—
						India	Reliance	Mar-13	Feb-21		508,000		508,000
Petrobras 10000 (6), (7), (8)	ship	*	2009	12,000	37,500	Brazil	Petrobras	Feb-11	Aug-19		431,000		N/A		—	—	—	—	—
Discoverer Deep Seas (6)	ship	*	2001	10,000	35,000	USGOM	Chevron	Feb-11	Feb-13		450,000		517,000		—	—	—	—	—
Discoverer Enterprise (6)	ship	*	1999	10,000	35,000	USGOM	BP	Jan-11	Jan-13		435,000		523,000		—	—	—	—	—
						USGOM	BP	Jan-13	Jan-14		492,000		435,000		—
Discoverer Spirit (6)	ship	*	2000	10,000	35,000	Sierra Leone	Anadarko	Oct-11	Jan-12		545,000	(20)	547,000	(20)	—	—	34	1	—
						Liberia	Chevron	Jan-12	May-12		564,000	(20)	545,000	(20)
						USGOM	Anadarko	May-12	Apr-14		540,000		564,000	(20)
GSF C.R. Luigs (6), (32)	ship	*	2000	10,000	35,000	USGOM	BHP Billiton	Sep-09	Feb-14		526,000		411,000		—	—	—	45	—
GSF Jack Ryan (6)	ship	*	2000	10,000	35,000	Nigeria	Total	Jun-09	Jul-13		425,000		297,000		72	—	40	—	—
Deepwater Discovery (6), (7)	ship	*	2000	10,000	30,000	Brazil	BP	Aug-11	Aug-13		463,000		425,000		—	—	—	—	—
Deepwater Frontier (6)	ship	*	1999	10,000	30,000	Australia	ExxonMobil	Jan-12	Mar-14		475,000		477,000		92	40	—	—	—
Deepwater Millennium (6)	ship	*	1999	10,000	30,000	Mozambique	Anadarko	Jan-12	Aug-13		553,000		576,000		46	1	—	—	—
Deepwater Pathfinder (6)	ship	*	1998	10,000	30,000	USGOM	Eni	Aug-10	Apr-15		671,000		550,000		—	—	—	—	—
Deepwater Expedition (6)	ship	*	1999	8,500	30,000	Malaysia	See Footnote 29	See Footnote 29	See Footnote 29		See Footnote 29		See Footnote 29		92	91	—	—	—
Cajun Express (6), (7)	semi	*	2001	8,500	35,000	Brazil	Petrobras	May-10	Jun-13		529,000		493,000		—	—	—	16	—
Deepwater Nautilus (6)	semi		2000	8,000	30,000	USGOM	Shell	Dec-08	Aug-12		550,000		493,000		—	—	—	14	—
GSF Explorer	ship	*	1972/1998	7,800	30,000	Indonesia	Marathon-led Consortium	May-10	Aug-12		510,000		426,000		—	—	8	—	—
Discoverer Luanda (6), (15)	ship	*	2010	7,500	40,000	Angola	BP	Jan-11	Jan-18		430,000		N/A		—	—	—	—	—
GSF Development Driller I (6)	semi	*	2005	7,500	37,500	USGOM	BHP Billiton	Jun-08	Oct-12		521,000		220,000		—	—	—	—	—
GSF Development Driller II (6)	semi	*	2005	7,500	37,500	USGOM	BP	Nov-08	Nov-13		580,000		208,000		—	—	—	—	—
Development Driller III (6)	semi	*	2009	7,500	37,500	USGOM	BP	Nov-09	Nov-16		403,000		N/A		—	—	—	—	—
Sedco Energy	semi	*	2001	7,500	35,000	Ghana	Tullow	Oct-11	Nov-13		440,000		N/A		7	—	—	—	—
Sedco Express (6)	semi	*	2001	7,500	35,000	Israel	Noble Energy	Dec-11	Mar-12		470,000		530,000		—	—	—	—	—
						Israel	ATP	Mar-12	May-12		490,000		470,000
						Israel	Noble Energy	Jun-12	Dec-12		500,000		470,000

									Total Estimated Days Out of Service						309	143	92	86	—
									Estimated Average Contract Dayrate(5)						$514,000	$505,000	$505,000	$503,000	$503,000

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Status Report

Updated: January 16, 2012

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned *

											Dayrate on		Dayrate on
			Yr. (1)	Water	Drilling			Estimated			Current		Previous
	Floater		Entered	Depth	Depth			Contract	Estimated		Contract (3)		Contract (3)	Estimated Out of Service Days (4)
Rig Type/Name (32)	Type		Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Expiration Date (2)		(Dollars)		(Dollars)	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012

Deepwater (16)

Deepwater Navigator (7), (8)	ship	*	1971/2000	7,200	25,000	Brazil	Petrobras	May-11	Feb-16	(21)	372,000		190,000	80	—	—	—	—
Discoverer 534	ship	*	1975/1991	7,000	25,000	Malaysia			Stacked					—	—	—	—	—
Discoverer Seven Seas	ship	*	1976/1997	7,000	25,000	India	ONGC	Jun-11	Jan-12		295,000		316,000	—	—	—	—	—
Transocean Marianas (6)	semi		1979/1998	7,000	30,000	Nigeria / Ghana	ENI	Feb-11	Dec-12		450,000		450,000	—	—	—	—	10
Sedco 706 (6), (7)	semi	*	1976/1994/ 2008	6,500	25,000	Brazil	Chevron	Apr-09	Apr-14		311,000		N/A	—	—	—	—	—
Sedco 702 (6), (7), (32)	semi	*	1973/2007	6,500	25,000	Nigeria	Shell	Mar-08	Mar-12		357,000		N/A	16	—	9	—	61
Sedco 707 (7), (8), (32)	semi	*	1976/1997	6,500	25,000	Brazil	Petrobras	Nov-09	Nov-14	(21)	396,000		188,000	—	—	20	92	92
GSF Celtic Sea	semi		1982/1998	5,750	25,000	Angola	ExxonMobil	Sep-11	Sep-12		320,000		486,000	—	—	—	—	—
						Angola	ExxonMobil	Sep-12	Sep-13		324,000		320,000
						Angola	ExxonMobil	Sep-13	Sep-14		328,000		324,000
Jack Bates	semi		1986/1997	5,400	30,000	Australia	Hess	Jan-12	Jul-12		380,000		420,000	92	12	—	3	—
						Australia	Santos	Jul-12	May-13		380,000		380,000
Sedco 709	semi	*	1977/1999	5,000	25,000	Malaysia			Stacked					—	—	—	—	—
M.G. Hulme, Jr. (7)	semi		1983/1996	5,000	25,000	India	ONGC	Sep-11	Sep-12		220,000		N/A	10	—	—	—	—
Transocean Richardson	semi		1988	5,000	25,000	Malaysia			Stacked					—	—	—	—	—
Jim Cunningham	semi		1982/1995	4,600	25,000	Malaysia			Stacked					—	—	—	—	—
Sedco 710 (7), (8)	semi	*	1983/2001	4,500	25,000	Brazil	Petrobras	Oct-10	Sep-16	(21)	286,000		128,000	3	47	—	—	—
Transocean Rather	semi		1988	4,500	25,000	Angola	ExxonMobil	Nov-11	Jan-12		256,000		437,000	—	—	—	—	—
						Angola	ExxonMobil	Jan-12	Aug-12		437,000		256,000
Sovereign Explorer	semi		1984	4,500	25,000	USGOM			Stacked					—	—	—	—	—

									Total Estimated Days Out of Service					201	59	29	95	163
									Estimated Average Contract Dayrate(5)					$339,000	$352,000	$351,000	$344,000	$350,000

Harsh Environment (7)

Transocean Barents (6), (7)	semi	*	2009	10,000	30,000	NNS	DNO	Oct-11	Jul-12		555,000		N/A	—	—	—	—	—
						NNS	DNO	Jul-12	Jul-14		564,000	(27)	555,000
Transocean Spitsbergen (6), (7), (26)	semi	*	2010	10,000	30,000	NNS	Statoil	Oct-11	Jul-13		495,000		N/A	—	—	—	—	—
Henry Goodrich (6)	semi		1985/2007	5,000	30,000	Canada	Husky	Oct-10	Jan-14		337,000		381,000	32	83	1	—	—
Transocean Leader (6), (7), (32)	semi		1987/1997	4,500	25,000	NNS	Statoil	Sep-09	Feb-12		464,000		340,000	—	—	—	30	92
						NNS	Statoil	Feb-12	Feb-15		403,000		464,000
Paul B. Loyd, Jr. (6), (7)	semi		1990	2,000	25,000	UKNS	BP	Apr-09	Mar-12		517,000		312,000	—	—	—	—	—
						UKNS	BP	Mar-12	Mar-13		343,000		517,000
Transocean Arctic (6), (7)	semi		1986	1,650	25,000	NNS	Statoil	Jan-07	Jul-12		295,000		195,000	—	—	—	—	—
						NNS	Rig Management Norway	Jul-12	Jun-13		417,000		295,000
						NNS	Rig Management Norway	Jun-13	Feb-14		409,000		417,000
Polar Pioneer (6), (7)	semi		1985	1,500	25,000	NNS	Statoil	Feb-10	Jan-14		519,000		309,000	—	—	—	—	—

									Total Estimated Days Out of Service					32	83	1	30	92
									Estimated Average Contract Dayrate(5)					$463,000	$465,000	$421,000	$432,000	$437,000

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Status Report

Updated: January 16, 2012

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned *

									Dayrate on		Dayrate on
		Yr. (1)	Water	Drilling			Estimated		Current		Previous
	Floater	Entered	Depth	Depth			Contract	Estimated	Contract (3)		Contract (3)		Estimated Out of Service Days (4)
Rig Type/Name (32)	Type	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Expiration Date (2)	(Dollars)		(Dollars)		Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012

Midwater Floaters (25)

Sedco 700	semi	1973/1997	3,600	25,000	Malaysia			Stacked					—	—	—	—	—
Transocean Legend	semi	1983	3,500	25,000	Australia	Conoco Phillips	Feb-12	Mar-13	293,000		300,000		91	41	—	—	—
Transocean Amirante	semi	1978/1997	3,500	25,000	Egypt	Burullus Gas Company	Aug-11	Jun-12	247,000		364,000		—	—	10	20	—
GSF Arctic I (6), (7)	semi	1983/1996	3,400	25,000	Brazil	Starfish	Jan-11	Mar-12	250,000		287,000		—	13	64	—	—
					Brazil	Vanco	May-12	Jan-13	270,000		250,000
C. Kirk Rhein, Jr.	semi	1976/1997	3,300	25,000	Malaysia			Stacked					—	—	—	—	—
Transocean Driller (7), (8)	semi	1991	3,000	25,000	Brazil	Petrobras	Jul-10	Jul-16	263,000		116,000		—	—	—	—	—
GSF Rig 135	semi	1983	2,800	25,000	Nigeria	Addax Petroleum	Jun-11	Jan-12	254,000		264,000		—	—	—	—	—
GSF Rig 140 (6), (32)	semi	1983	2,800	25,000	India	ONGC	Mar-12	Mar-14	260,000		N/A		92	90	—	—	—
Falcon 100 (7), (8)	semi	1974/1999	2,400	25,000	Brazil	Petrobras	Mar-08	Mar-13	248,000		180,000		92	14	—	—	—
GSF Aleutian Key	semi	1976/1999/ 2001	2,300	25,000	Gabon			Stacked					—	—	—	—	—
Sedco 703	semi	1973/1995	2,000	25,000	Malaysia			Stacked					—	—	—	—	—
Sedco 711 (7)	semi	1982	1,800	25,000	UKNS	Shell	Oct-11	Jan-12	264,000		418,000		—	—	30	—	—
					UKNS	ADTI	Jan-12	Feb-12	See Footnote 9		264,000
					UKNS	ADTI	Feb-12	Mar-12	See Footnote 9		See Footnote 9
					UKNS	Talisman	May-12	May-13	275,000	(28)	See Footnote 9
Transocean John Shaw (7)	semi	1982	1,800	25,000	UKNS	Taqa	Mar-12	Sep-12	274,000		246,000		—	58	—	—	—
GSF Arctic III	semi	1984	1,800	25,000	Ireland	Providence	Oct-11	Feb-12	248,000		252,000	(6), (7)	—	—	—	—	—
					UKNS	Nexen	Mar-12	Sep-12	280,000		248,000
Sedco 712	semi	1983	1,600	25,000	UKNS			Stacked					—	—	—	—	—
Sedco 714 (7)	semi	1983/1997	1,600	25,000	UKNS	Total	Jun-11	Dec-12	253,000		256,000		—	—	—	—	—
GSF Grand Banks (6), (8)	semi	1984	1,500	25,000	Canada	Husky	Jan-11	Jan-13	297,000		356,000		13	45	—	—	—
Actinia(32)	semi	1982	1,500	25,000	Malaysia	Petronas	Oct-11	Jan-12	222,000		190,000		—	53	54	—	—
					India	ONGC	May-12	May-15	190,000		222,000
Sedco 601	semi	1983	1,500	25,000	Malaysia			Stacked					—	—	—	—	—
Sedneth 701	semi	1972/1993	1,500	25,000	Congo	Total	Aug-11	Jan-12	235,000		210,000		—	—	—	—	—
Transocean Winner (6), (7)	semi	1983	1,500	25,000	NNS	Lundin	Apr-10	Oct-12	482,000		390,000		33	—	—	—	—
					NNS	Marathon	Oct-12	Oct-13	450,000		482,000
Transocean Searcher (6), (7)	semi	1983/1988	1,500	25,000	NNS	Statoil	May-09	May-12	429,000		395,000		—	—	—	—	—
					NNS	BG	May-12	May-14	389,000		429,000
Transocean Prospect (7), (32)	semi	1983/1992	1,500	25,000	UKNS	Nexen	Jun-11	Feb-13	242,000		N/A		—	24	66	—	—
J.W. McLean	semi	1974/1996	1,250	25,000	UKNS			Stacked					—	—	—	—	—
Sedco 704	semi	1974/1993	1,000	25,000	UKNS	Premier Oil	Dec-11	Mar-12	252,000		0		—	—	—	—	30

								Total Estimated Days Out of Service					321	338	224	20	30
								Estimated Average Contract Dayrate(5)					$281,000	$292,000	$295,000	$287,000	$287,000

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Status Report

Updated: January 16, 2012

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned *

									Dayrate on		Dayrate on
		Yr. (1)	Water	Drilling			Estimated		Current		Previous
	Floater	Entered	Depth	Depth			Contract	Estimated	Contract (3)		Contract (3)		Estimated Out of Service Days (4)
Rig Type/Name (32)	Type	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Expiration Date (2)	(Dollars)		(Dollars)		Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012

High Specification Jackups (9)

GSF Constellation I (6)		2003	400	30,000	Gabon	Total	Dec-10	May-12	100,000		110,000		—	—	—	56	30
					Gabon	Mitsubishi	May-12	Jul-12	140,000		100,000
GSF Constellation II (17)		2004	400	30,000	Egypt	Pharonic Petroleum Company	Feb-10	May-12	109,000		194,000		—	—	29	47	—
GSF Galaxy I		1991/2001	400	30,000	UKNS			Stacked					—	—	—	—	—
GSF Galaxy II (7)		1998	400	30,000	UKNS	GDF Suez	Jul-11	Apr-12	167,000		N/A		—	—	—	—	—
						GDF Suez	Apr-12	Jan-13	190,000		167,000
GSF Galaxy III (6), (7)		1999	400	30,000	UKNS	Nexen	Oct-07	Jan-12	109,000		100,000		—	—	—	—	—
					UKNS	Nexen	Jan-12	Jan-13	144,000		109,000
GSF Baltic (6), (7)		1983	375	25,000	Nigeria	ExxonMobil	Jun-10	Jun-12	100,000		248,000		—	47	33	—	—
GSF Magellan		1992	350	30,000	Nigeria	ExxonMobil	Dec-11	Nov-12	143,000		N/A		77	—	—	—	—
GSF Monarch (6)		1986	350	30,000	Denmark	Maersk Oil	Jul-11	Jun-12	94,000		N/A		—	—	—	—	—
GSF Monitor		1989	350	30,000	Nigeria	Shebah E&P	Nov-11	Feb-12	123,000		94,000		10	—	—	—	—
					Ivory Coast	Rialto Energy	Feb-12	May-12	118,000		123,000

								Total Estimated Days Out of Service					87	47	62	103	30
								Estimated Average Contract Dayrate(5)					$114,000	$124,000	$130,000	$153,000	$158,000

Standard Jackups (49) - See Footnote 30

Trident IX		1982	400	21,000	Malaysia	Petrofac	Jul-11	Jul-13	114,000		N/A		—	—	—	—	—
Trident 17		1983	300	25,000	Malaysia			Stacked					—	—	—	—	—
GSF Adriatic II		1981	350	25,000	Gabon			Stacked					—	—	—	—	—
GSF Adriatic IX		1981	350	25,000	Nigeria	Afren	Jul-11	Aug-12	100,000		92,000		—	31	—	—	—
GSF Adriatic X		1982	350	30,000	Nigeria	Addax Petroleum	Jun-11	Jul-12	110,000		N/A		—	—	—	—	—
					Nigeria	Addax Petroleum	Jul-12	Jan-13	130,000		110,000
GSF Key Manhattan		1980	350	25,000	Italy	Eni	Apr-10	Apr-13	137,000		N/A		—	—	—	—	—
GSF Key Singapore		1982	350	25,000	Egypt			Stacked					—	—	—	—	—
GSF Adriatic VI		1981	328	25,000	Gabon			Stacked					—	—	—	—	—
GSF Adriatic VIII		1983	328	25,000	Gabon			Stacked					—	—	—	—	—
C.E. Thornton		1974	300	25,000	India	ONGC	May-12	May-15	83,000		N/A		—	64	—	—	—
D.R. Stewart		1980	300	25,000	Croatia			Stacked					—	—	—	—	—
F.G. McClintock		1975	300	25,000	India	ONGC	May-12	May-15	83,000		N/A		—	64	—	—	—
GSF Adriatic I		1981	300	25,000	Gabon			Stacked					—	—	—	—	—
GSF Adriatic V		1979	300	25,000	Gabon			Stacked					—	—	—	—	—
GSF Compact Driller		1992	300	25,000	Thailand	Chevron	Oct-09	Apr-12	100,000	(18)	196,000		—	—	14	—	—
					Thailand	Chevron	Apr-12	Dec-12	100,000		100,000	(18)
GSF Galveston Key		1978	300	25,000	Vietnam	Cuu Long JOC	Nov-11	Apr-12	116,000		103,000		—	—	21	—	—
					Malaysia	Petrofac	May-12	Nov-13	119,000		116,000
GSF Key Gibraltar		1976/1996	300	25,000	Thailand	Chevron	Jul-11	Jun-14	105,000	(18)	N/A		—	—	—	—	—
GSF Key Hawaii		1982	300	25,000	Vietnam	Petrovietnam	Sep-11	Mar-12	116,000		N/A		—	—	—	10	—
GSF Main Pass I		1982	300	25,000	Saudi Arabia	Saudi Aramco	Jun-11	Sep-14	73,000		164,000		—	46	39	—	—
GSF Main Pass IV		1982	300	25,000	Saudi Arabia	Saudi Aramco	Jul-11	Oct-14	73,000		164,000		—	72	13	—	—
GSF Parameswara		1983	300	20,000	Indonesia	Total	Nov-09	Dec-12	122,000		168,000		—	—	—	—	—
GSF Rig 134		1982	300	20,000	Malaysia			Stacked					—	—	—	—	—
Harvey H. Ward		1981	300	25,000	Indonesia	Pertamina	Nov-11	May-13	97,000		N/A		50	—	—	—	—
Interocean III		1978/1993	300	25,000	Egypt			Stacked					—	—	—	—	—
J.T. Angel		1982	300	25,000	India	ONGC	May-10	May-13	65,000		N/A		—	—	—	—	—
Randolph Yost		1979	300	25,000	India			Stacked					—	—	—	—	—
Roger W. Mowell		1982	300	25,000	Malaysia			Stacked					—	—	—	—	—
Ron Tappmeyer		1978	300	25,000	India	ONGC	Jun-10	Jun-13	65,000		64,000		10	14	6	—	—
Transocean Shelf Explorer		1982	300	20,000	Malaysia			Stacked					—	—	—	—	—
Transocean Nordic		1984	300	25,000	Malaysia			Stacked					—	—	—	—	—
Trident 15		1982	300	25,000	Thailand	Chevron	Feb-10	Feb-12	92,000	(19)	100,000		—	—	20	—	—
					Thailand	Chevron	Feb-12	Jun-13	100,000		100,000
Trident 16(32)		1982	300	25,000	Malaysia	Petronas Carigali	Sep-11	Jan-12	118,000		189,000		—	71	6	—	—
					Thailand	Chevron	Apr-12	Apr-13	124,000		118,000
Trident II		1977/1985	300	25,000	India	ONGC	Mar-10	Apr-15	78,000		140,000		—	35	—	—	—
Trident IV-A		1980/1999	300	25,000	Gabon			Stacked					—	—	—	—	—
Trident VIII (23)		1981	300	21,000	Gabon	Perenco	Oct-11	Apr-13	96,000		85,000		38	46	—	—	—
Trident XII		1982/1992	300	25,000	India	ONGC	May-10	May-13	65,000		140,000		—	14	—	—	—
Trident XIV		1982/1994	300	25,000	Angola	Chevron	May-11	Jan-12	102,000		154,000		—	45	—	—	—
GSF High Island II		1979	270	20,000	Saudi Arabia	Saudi Aramco	Jul-11	Oct-14	73,000		164,000		—	82	3	—	—
GSF High Island IV		1980/2001	270	20,000	Saudi Arabia	Saudi Aramco	May-07	Sep-14	73,000		107,000		8	—	—	—	—
GSF High Island V		1981	270	20,000	Gabon			Stacked					—	—	—	—	—
GSF High Island IX		1983	250	20,000	Saudi Arabia	Saudi Aramco	Aug-12	Aug-15	117,000		N/A		—	91	91	61	—

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Status Report

Updated: January 16, 2012

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned *

									Dayrate on	Dayrate on
		Yr. (1)	Water	Drilling			Estimated		Current	Previous
	Floater	Entered	Depth	Depth			Contract	Estimated	Contract (3)	Contract (3)	Estimated Out of Service Days (4)
Rig Type/Name (32)	Type	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Expiration Date (2)	(Dollars)	(Dollars)	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
GSF High Island VII		1982	250	20,000	Nigeria	Afren	Dec-11	Mar-12	110,000	100,000	—	—	23	—	—
					Cameroon	Addax Petroleum	Apr-12	Oct-12	125,000	110,000
GSF Rig 103		1974	250	20,000	Egypt			Stacked			—	—	—	—	—
GSF Rig 105		1975	250	20,000	Egypt	Petrobel	Jan-11	Feb-12	62,000	112,000	—	—	—	12	—
GSF Rig 124		1980	250	20,000	Egypt	Petrobel	Dec-11	Jan-12	63,000	N/A	—	—	—	—	29
GSF Rig 127		1981	250	20,000	Bahrain			Stacked			—	—	—	—	—
GSF Rig 141		1982	250	20,000	Egypt	GUPCO	Jul-11	Jul-13	55,000	N/A	—	—	—	—	25
Transocean Comet		1980	250	20,000	Egypt	GUPCO	Sep-09	Sep-12	50,000	112,000	—	—	30	—	—
Trident VI		1981	220	21,000	Malaysia			Stacked			—	—	—	—	—

								Total Estimated Days Out of Service			106	675	266	83	54
								Estimated Average Contract Dayrate(5)			$90,000	$90,000	$91,000	$92,000	$93,000

Swamp Barges (1)

Hibiscus (6), (15)		1979/1993	25	20,000	Indonesia	Total	Oct-07	Dec-12	73,000	74,000	—	—	—	—	—

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Status Report

Updated: January 16, 2012

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned *

										Dayrate on		Dayrate on
			Yr. (1)	Water	Drilling			Estimated		Current		Previous
	Floater		Entered	Depth	Depth			Contract	Estimated	Contract (3)		Contract (3)		Estimated Out of Service Days (4)
Rig Type/Name (32)	Type		Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Expiration Date (2)	(Dollars)		(Dollars)		Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012

Fixed-Price Options (10)

Harsh Environment

Transocean Barents (6), (7)	semi	*	2009	10,000	30,000	NNS	DNO	Jul-14	Jul-16	564,000	(27)	564,000	(27)
Transocean Spitsbergen (6), (7), (26)	semi	*	2010	10,000	30,000	NNS	Statoil	Jul-13	Jul-15	537,000		495,000
						NNS	Statoil	Jul-15	Jul-17	537,000		537,000
Transocean Leader (6), (7)	semi		1987/1997	4,500	25,000	NNS	Statoil	Feb-15	Feb-16	403,000		403,000
Paul B. Loyd, Jr. (6), (7)	semi		1990	2,000	25,000	UKNS	BP	Mar-13	Jun-13	343,000		343,000
						UKNS	BP	Jun-13	Sep-13	343,000		343,000
Transocean Arctic (6), (7)	semi		1986	1,650	25,000	NNS	Rig Management Norway	Feb-14	Aug-14	413,000		409,000
						NNS	Rig Management Norway	Oct-14	Mar-15	413,000		413,000

Midwater Floaters

Sedco 711 (7)	semi		1982	1,800	25,000	UKNS	ADTI	Mar-12	Apr-12	See Footnote 9		See Footnote 9
Transocean Searcher (6), (7)	semi		1983/1988	1,500	25,000	NNS	BG	May-14	Nov-15	389,000		389,000
Transocean Prospect (7), (32)	semi		1983/1992	1,500	25,000	UKNS	Nexen	Feb-13	Aug-13	245,000		242,000
Transocean Winner (6), (7)	semi		1983	1,500	25,000	NNS	Marathon	Oct-13	Aug-14	450,000		450,000

High Specification Jackups

GSF Constellation II (17)			2004	400	30,000	Egypt	Pharaonic Petroleum Company	Aug-12	Oct-12	115,000		109,000
						Egypt	Pharaonic Petroleum Company	Oct-12	Apr-13	118,000		115,000
GSF Galaxy III (6), (7)			1999	400	30,000	UKNS	Nexen	Jan-13	Jul-13	144,000		144,000
GSF Monarch (6)			1986	350	30,000	Denmark	Maersk Oil	Jun-12	Oct-12	92,000		94,000
						Denmark	Maersk Oil	Oct-12	Feb-13	92,000		92,000
						Denmark	Maersk Oil	Feb-13	Jun-13	92,000		92,000
GSF Monitor			1989	350	30,000	Ivory Coast	Rialto Energy	May-12	Jun-12	118,000		118,000
GSF Magellan			1992	350	30,000	Nigeria	ExxonMobil	Nov-12	May-13	160,000		143,000

Standard Jackups

Harvey H. Ward			1981	300	25,000	Indonesia	Pertamina	May-13	Nov-13	97,000		97,000
GSF Key Hawaii			1982	300	25,000	Vietnam	Petrovietnam	Mar-12	May-12	116,000		116,000
Trident VIII			1981	300	21,000	Gabon	Perenco	Apr-13	Oct-13	Footnote 23		96,000

Revenue Efficiency

Revenue Efficiency is defined as actual contract drilling revenue divided by the highest amount of total contract drilling revenue which could have been earned during the relevant period(s) expressed as a percentage. Revenue Efficiency measures how much revenue we have earned against our maximum potential revenue per the contract. Revenue Efficiency does not apply during Out of Service Days (Shipyard, Mobilizations, Demobilizations, Contract Preparation). The following table has been restated for Caspian Sea discontinued operations.

	Q3 2011 Actual	Q2 2011 Actual	Q1 2011 Actual	Q4 2010 Actual	Q3 2010 Actual	Q2 2010 Actual	Q1 2010 Actual	Q4 2009 Actual
Ultra Deepwater	86.4%	89.3%	85.3%	86.1%	86.5%	89.1%	92.2%	92.2%
Deepwater	87.7%	93.9%	88.2%	88.6%	90.1%	92.8%	89.7%	91.9%
Harsh Environment Floaters	94.4%	98.4%	99.2%	96.1%	96.4%	96.9%	94.8%	97.7%
Midwater Floaters	90.8%	91.9%	93.6%	85.0%	96.2%	93.9%	94.7%	95.1%
High Specification Jackups	97.3%	95.6%	95.1%	97.7%	93.3%	98.9%	92.5%	98.2%
Standard Jackups	98.2%	98.4%	97.7%	98.9%	96.4%	97.3%	97.1%	93.7%
Others	99.5%	97.6%	99.0%	96.1%	99.6%	98.5%	99.5%	98.7%
Total Fleet	89.5%	92.1%	90.0%	88.7%	91.8%	92.8%	93.2%	93.5%

Estimated Contract Drilling Revenue can be calculated as:	Paid Days on Contract * Average Contract Dayrate * Revenue Efficiency

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Status Report

Updated: January 16, 2012

Revisions to Fleet Status Report Noted in Bold

Stacked Rigs

Rig Type/Name (32)	Start Date
Deepwater (5)

Discoverer 534	6/16/2011
Sedco 709	Prior to 2010
Transocean Richardson	3/15/2011
Jim Cunningham	5/13/2010
Sovereign Explorer	11/1/2010

Midwater Floaters (7)

Sedco 700	Prior to 2010
C. Kirk Rhein, Jr.	Prior to 2010
GSF Aleutian Key	1/9/2010
Sedco 703	Prior to 2010
Sedco 712	Prior to 2010
Sedco 601	4/9/2011
J.W. McLean	4/13/2011

High Specification Jackups (1)

GSF Galaxy I	Prior to 2010

Standard Jackups (19)

Trident 17	Prior to 2010
GSF Adriatic II	Prior to 2010
GSF Key Singapore	10/21/2010
GSF Adriatic VI	Prior to 2010
GSF Adriatic VIII	7/3/2010
D.R. Stewart	8/7/2010
GSF Adriatic I	Prior to 2010
GSF Adriatic V	Prior to 2010
GSF Rig 134	5/3/2010
Interocean III	Prior to 2010
Randolph Yost	9/15/2010
Roger W. Mowell	8/29/2010
Transocean Shelf Explorer	Prior to 2010
Transocean Nordic	Prior to 2010
Trident IV-A	Prior to 2010
GSF High Island V	Prior to 2010
GSF Rig 103	Prior to 2010
GSF Rig 127	Prior to 2010
Trident VI	Prior to 2010

Stacked and Idle rigs detailed above are not currently operating on contract.  Start date denotes when rig commences idle or stacked status.

An “Idle” rig is between contracts, readily available for  operations, and operating costs are typically at or near normal levels.  A “Stacked” rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity.  However, stacked rigs will continue to incur operating costs at or above normal operating costs for 30 to 60 days following initiation of stacking.

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Status Report

Updated: January 16, 2012

Revisions to Fleet Status Report Noted in Bold

Footnotes

(1)	Dates shown are the original service date and the date of the most recent upgrade, if any.
(2)

Estimated Contract Start and Estimated Expiration Dates are calculated as follows: (1) for events estimated to occur between the 1st and 15th of a month, the previous month is reported (i.e. a contract which is estimated to commence on May 4, 2011 will be reported as commencing in April 2011) and (2) for events estimated to occur between the 16th and the end of a month, the actual month is reported (i.e. a contract which is estimated to commence on May 24, 2011 will be reported as commencing in May 2011). Expiration dates represent the company’s current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two or more contracts in continuation, so the last line shows the estimated earliest availability. Many contracts permit the customer to extend the contract.

(3)

Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig’s operating performance against a performance curve. Please refer to the “Customer Contract Duration and Dayrates and Risks Associated with Operations” section of the Disclaimers & Definitions for a description of dayrates. This column may not reflect the rate currently being received under the contract as a result of an applicable standby rate or other rate, which typically is less than the contract dayrate.

(4)

The out of service time represents those days where a rig is scheduled to be out of service and not be available to earn an operating dayrate. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Demobilizations, Contract Preparation)” section of the Disclaimers & Definitions for a full description.

(5)	Estimated Average Contract Dayrate is defined as the average contracted full operating dayrate to be earned per revenue earning day. See note (3) for definition of full operating dayrate.
(6)	Reflects the current contracted dayrate which could reflect prior cost escalations and could change in the future due to further cost escalations.
(7)	Reflects the current contracted dayrate which is comprised of a foreign currency component and which could change due to foreign exchange adjustments.
(8)	Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.
(9)

For the period of time that this rig is contracted to Applied Drilling Technology International, the drilling management services division of the company’s U.K. operating subsidiary, or Applied Drilling Technology Inc., the company’s U.S. drilling management services subsidiary, accounting rules require that we eliminate the revenues and costs related to those contracts from the contract drilling segment of the consolidated statement of operations. Revenues from turnkey contracts will be recognized in other revenues and are contingent upon successful completion of the well program.

(10)

Fixed price options may be exercised at the customer’s discretion. During periods when dayrates on new contracts are increasing relative to existing contracts, the likelihood of customers’ exercising fixed price options increases. During periods when dayrates on new contracts are decreasing relative to existing contracts, the likelihood of customers’ exercising fixed price options declines.

(11)

We have been awarded a five-year drilling contract by Chevron which requires the construction and operation of a Keppel FELS Super B Class Jackup named Transocean Siam Driller. Operations are expected to commence during the first quarter of 2013, after shipyard construction followed by sea trials, mobilization to Thailand and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. During the first 36 months of the contract, the contract dayrate is $135,000, excluding escalation. The dayrate may be adjusted for the remaining 24 months based on market dayrates within specific parameters.

(12)

We have been awarded a three-year drilling contract by Chevron which requires the construction and operation of a Keppel FELS Super B Class Jackup named Transocean Andaman. Operations are expected to commence during the first quarter of 2013, after shipyard construction followed by sea trials, mobilization to Thailand and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. The contract dayrate is $145,000, excluding escalation.

(13)

Chevron has awarded Transocean Honor a three year contract in Angola. Operations are expected to commence the end of the first quarter of 2012, after shipyard construction followed by sea trials, mobilization to Angola and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. The contract dayrate is $149,000, excluding escalation.

(14)

Until August 2012, the contract dayrate is $469,000, subject to cost escalation. The dayrate for the remainder of the contract is linked to the standard West Texas Intermediate crude oil price with a floor of $40 per barrel resulting in a contract dayrate of $400,000 and a ceiling of $70 per barrel resulting in a contract dayrate of $500,000, subject to cost escalation.

(15)	The rig is owned by a joint venture in which the company owns less than a 100 percent interest. Dayrate reflects 100 percent of the contract rate.
(16)

The customer may elect to have the operating dayrate for the last five years of the contract fluctuate based on crude oil price with a floor of $458,250 corresponding to a crude oil price of less than or equal to $50 per barrel, and a ceiling of $558,250 corresponding to a crude oil price of $100 per barrel or greater.

(17)

The contract includes three optional wells. The first optional well has a dayrate of $115,000. The dayrate for the second and third optional well will be adjusted based on market dayrates within specific parameters.

(18)	Dayrate is fixed for first 6 months then subject to quarterly adjustment based on market dayrates within specific parameters.
(19)	Dayrate subject to annual adjustment based on market dayrates within specific parameters.
(20)	Dayrate excludes tax amounts, to be determined, for which Transocean will be reimbursed.
(21)

While the customer has the option to add any out of service days to the end of the contract, the Estimated Expiration Date does not reflect any extension due to this option until actually exercised by the customer.

(22)	The customer has the right to extend the program in USGOM for another 6 months.
(23)

The customer has the option to extend the contract for an additional six month period at any time prior to October 30, 2012 at a dayrate with a floor of $85,000 and a ceiling of $130,000, to be mutually agreed upon between us and the customer at the time of exercise.

(24)

We have been awarded a five-year drilling contract by Chevron which requires the construction and operation of a Keppel FELS Super B Class Jackup named Transocean Ao Thai. Operations are expected to commence during the fourth quarter of 2013, after shipyard construction followed by sea trials, mobilization to Thailand and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. During the first 36 months of the contract, the contract dayrate is $135,000, excluding escalation. The dayrate may be adjusted for the remaining 24 months based on market dayrates within specific parameters.

(25)	Construction of the DSME 12000 Drillship TBN1 and DSME 12000 Drillship TBN2 is expected to be completed in the first and second quarter of 2014 followed by sea trials and mobilization.
(26)	Dayrate excludes additional premiums for parallel operations at well centers, dynamic position operations and operations in water depths greater than 500 meters.
(27)

Dayrate excludes additional premiums for parallel operations at well centers, dynamic position operations and HPHT operations. Reduced dayrate will apply up to a maximum of 200 days for operation in water depths less or equal to 500 meters.

(28)	The contract guarantees a minimum of 240 days at this dayrate which applies for drilling HPHT wells. The dayrate will become $265,000 if the rig drills standard wells.
(29)	On December 31, 2011, we received a termination notice of the joint contract among Transocean, BHP Billiton and Petronas Carigali for the Deepwater Expedition for non-performance.
(30)	In January 2012, GSF Rig 136 met the criteria for and was reclassified as an asset held for sale. Transocean will no longer include this rig in the Fleet Status Report.
(31)	This period represents the mobilization from Romania/Black Sea to USGOM with a base dayrate of $640,000.
(32)

As a result of the requirement for third party certification of well control equipment on rigs operating in the U.S. Gulf of Mexico, and potential future requirements imposed by our customers, other regulators, and industry standards, Transocean preemptively embarked on a well control equipment certification program in 2010. We have acquired third party certification of well control equipment on 29 of our 63 active floaters, including 18 of 27 of our ultra deepwater rigs. All of the rigs currently operating in the Gulf of Mexico have been certified to meet existing regulatory and customer requirements. Rigs that move between locations or customers may require additional well control equipment certification even if the rigs meet Transocean’s certification program, current customer or regulatory requirements. In 2012, the following rigs are planned to conduct extensive well control equipment overhaul during their out of service period: GSF Rig 140, Trident 16, Transocean Prospect, Actinia, Sedco 707, Sedco 702, CR Luigs and Transocean Leader.

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Status Report

DISCLAIMERS & DEFINITIONS

The information contained in this Fleet Status Report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Ltd. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our customer contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov.  The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service Days (Shipyards, Mobilizations, Demobilizations,Contract Preparation). Changes in estimated out of service time are noted where changes in the time Transocean anticipates that a rig is scheduled to be out of service and not be available to earn an operating dayrate have changed by a period of 30 days or longer for High Specification Floaters or 60 days or longer for all other rig classifications since the previously issued Monthly Fleet Update Summary or Comprehensive Fleet Status Report.  The changes to estimated out of service time included in this Fleet Status may not be firm and could change significantly based on a variety of factors.  Any significant changes to our estimates of out of service time will be reflected in subsequent Monthly Fleet Updates and Comprehensive Fleet Status Reports, as applicable.

Contract Preparation refers to periods during which the rig is undergoing modifications or upgrades as a result of contract requirements.  Shipyards refers to periods during which the rig is out of service as a result of other scheduled shipyards, surveys, repairs, regulatory inspections or other scheduled service or work on the rig.

In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our customers that is generally recognized over the life of the primary  contract term of the drilling project, although such compensation is not typically significant in relation to the revenues generated by the dayrates we charge our customers.   When mobilization or demobilization occurs during a contract period, we recognize revenues as earned.  In instances where mobilization or demobilization time occurs before or between the start of a contract period, the stated estimated contract start date represents the expected commencement date for the primary contract term of the drilling project and the point at which we expect to begin recognizing revenues.

Forward-Looking Statement.  The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed Form 10-K, in Transocean’s Forms 10-Q for subsequent periods and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Fleet Classification. Transocean uses a rig classification for its semisubmersible rigs and drillships to reflect the company’s strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification “High Specification Floaters” is comprised of “Ultra-Deepwater” which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths equal to or greater than 7,500 feet, “Deepwater” which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and “Harsh Environment” comprised of seven of the company’s premium harsh environment rigs, the semisubmersibles Transocean Barents, Transocean Spitsbergen, Henry Goodrich, Transocean Leader, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled “Midwater Floaters” represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet.  The jackup fleet is subdivided into two categories; “High Specification” which consists of harsh environment and high performance jackups and “Standard”.

Stacking.  An “Idle” rig is between contracts, readily available for  operations, and operating costs are typically at or near normal levels.  A “Stacked” rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity.  However, stacked rigs will continue to incur operating costs at or above normal operating costs for 30 to 60 days following initiation of stacking.

4